Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Reports Second Quarter 2019 Results
Singapore – May 2, 2019 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its second fiscal quarter ended March 30, 2019. The Company reported second quarter net revenue of $115.9 million, net loss of $3.6 million and non-GAAP net income of $0.2 million.
During its second fiscal quarter, K&S repurchased $26.9 million of common stock in open market transactions at an average price of $21.98 per share. The Company also recorded a quarterly dividend equivalent to $0.12 per share during its second fiscal quarter.

Quarterly Results - U.S. GAAP
	Fiscal Q2 2019	Change vs. Fiscal Q2 2018	Change vs. Fiscal Q1 2019
Net Revenue	$115.9 million	down 47.7%	down 26.3%
Gross Profit	$55.6 million	down 44.1%	down 25.7%
Gross Margin	47.9%	up 310 bps	up 30 bps
Loss from Operations	$(2.5) million	down 106.5%	down 117.1%
Operating Margin	(2.1)%	down 1940 bps	down 1140 bps
Net Loss	$(3.6) million	down 109.9%	down 148.0%
Net Margin	(3.1)%	down 1950 bps	down 790 bps
EPS – Diluted(a)	$(0.05)	down 109.8%	down 145.5%

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended March 30, 2019, 0.8 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

Quarterly Results - Non-GAAP

	Fiscal Q2 2019	Change vs. Fiscal Q2 2018	Change vs. Fiscal Q1 2019
Loss from Operations	$(1.2) million	down 103.0%	down 107.3%
Operating Margin	(1.1)%	down 1930 bps	down 1160 bps
Net Income	$0.2 million	down 99.5%	down 98.8%
Net Margin	0.2%	down 1700 bps	down 1060 bps
EPS - Diluted	$—	down 100.0%	down 100.0%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Dr. Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “We continue to be extremely focused on cost control while we prioritize ongoing business development, drive fundamental business optimization, and also continue to deliver value through our ongoing repurchase and dividend programs."

During the March quarter the Company incurred a $4.7 million tax expense primarily related to an adjustment to the one-time transition tax associated with the Tax Cuts and Reform Act of 2017, specifically due to new guidance issued by the U.S. Department of Treasury in February 2019.
Second Quarter Fiscal 2019 Financial Highlights

•	Net revenue of $115.9 million.

•	Gross margin of 47.9%.

•	Net loss of $(3.6) million or $(0.05) per share; non-GAAP net income of $0.2 million.

•	Cash, cash equivalents, and short-term investments were $626.9 million as of March 30, 2019.

Third Quarter Fiscal 2019 Outlook
The Company currently expects net revenue in the third fiscal quarter of 2019 ending June 29, 2019 to be approximately $120 million to $140 million, representing a 12% sequential improvement.
Looking forward, Dr. Fusen Chen commented, "Improving field utilization rates and also customer sentiment supports our view that the current demand environment is only a short-term headwind. Our core businesses continue to be very aligned with major market trends such as IoT, 5G and advanced packaging. New opportunities in emerging LED technology and our ongoing efforts to enhance recurring revenue and profitability across our broad portfolio provides additional optimism."

Earnings Conference Call Details
A conference call to discuss these results will be held today, May 2, 2019, beginning at 6:00pm EDT. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through May 16th by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13689604. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor packaging and electronic assembly solutions supporting the global automotive, consumer, communications, computing and industrial segments. As a pioneer in the semiconductor space, K&S has provided customers with market leading packaging solutions for decades. In recent years, K&S has expanded its product offerings through strategic acquisitions and organic development, adding advanced packaging, electronics assembly, wedge bonding and a broader range of tools to its core offerings. Combined with its extensive expertise in process technology and focus on development, K&S is well positioned to help customers meet the challenges of packaging and assembling the next-generation of electronic devices (www.kns.com).
Caution Concerning Results and Forward Looking Statements
 In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future expected dividend payouts and growth opportunities. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that the Company fails to meet its operational and financial targets in order to adhere to its dividend policy; the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; the risk that identified market opportunities may not grow or developed as we anticipated; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the possibility that we may need to impair the carrying value of goodwill and/or intangibles established in connection with one or more of our prior acquisitions; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; the impact of changes in tax law; the risk that the Company will not identify suitable acquisition opportunities or that any acquisitions will not be successful; the risk that the Company fails to timely remediate the material weaknesses identified in the Company’s internal controls over financial reporting or that new material weaknesses or significant deficiencies emerge; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2018 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Six months ended
	March 30, 2019	March 31, 2018	March 30, 2019	March 31, 2018
Net revenue	$115,908	$221,772	$273,116	$435,463
Cost of sales	60,335	122,325	142,744	238,814
Gross profit	55,573	99,447	130,372	196,649

Operating expenses:
Selling, general and administrative	27,235	30,339	55,768	54,875
Research and development	29,577	28,657	59,380	58,907
Amortization of intangible assets	1,869	2,022	3,746	3,965
Restructuring	(643)	(7)	(612)	1,307
Total operating expenses	58,038	61,011	118,282	119,054
(Loss)/income from operations	(2,465)	38,436	12,090	77,595
Other income (expense):
Interest income	3,865	2,986	7,691	4,961
Interest expense	(254)	(270)	(505)	(536)
Income before income taxes	1,146	41,152	19,276	82,020
Income tax expense	4,672	4,800	15,242	115,212
Share of results of equity-method investee, net of tax	29	39	72	23
Net (loss)/income	$(3,555)	$36,313	$3,962	$(33,215)

Net (loss)/income per share:
Basic	$(0.05)	$0.52	$0.06	$(0.47)
Diluted	$(0.05)	$0.51	$0.06	$(0.47)

Cash dividends declared per share	$0.12	$—	$0.24	$—

Weighted average shares outstanding:
Basic	65,930	70,361	66,530	70,467
Diluted	65,930	71,425	67,344	70,467

	Three months ended		Six months ended
Supplemental financial data:	March 30, 2019	March 31, 2018	March 30, 2019	March 31, 2018
Depreciation and amortization	$5,237	$4,744	$10,006	$9,212
Capital expenditures	2,234	6,153	7,176	12,410
Equity-based compensation expense:
Cost of sales	160	126	310	258
Selling, general and administrative	2,330	1,443	5,255	3,766
Research and development	811	653	1,609	1,307
Total equity-based compensation expense	$3,301	$2,222	$7,174	$5,331

	As of
	March 30, 2019	March 31, 2018
Backlog of orders [1]	$89,439	$177,754
Number of employees	2,747	3,276

1.	Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	March 30, 2019	September 29, 2018
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$418,872	$320,630
Restricted cash	465	518
Short-term investments	208,000	293,000
Accounts and other receivable, net of allowance for doubtful accounts of $0 and $385, respectively	138,844	243,373
Inventories, net	102,549	115,191
Prepaid expenses and other current assets	13,638	14,561
TOTAL CURRENT ASSETS	882,368	987,273

Property, plant and equipment, net	76,343	76,067
Goodwill	56,050	56,550
Intangible assets, net	47,421	52,871
Deferred income taxes	9,232	9,017
Equity investments	6,301	1,373
Other assets	2,430	2,589
TOTAL ASSETS	$1,080,145	$1,185,740

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Short term debt	$10,004	$—
Accounts payable	33,378	48,527
Accrued expenses and other current liabilities	64,813	105,978
Income taxes payable	14,553	19,571
TOTAL CURRENT LIABILITIES	122,748	174,076

Financing obligation	14,893	15,187
Deferred income taxes	25,263	25,591
Income taxes payable	84,627	81,491
Other liabilities	9,400	9,188
TOTAL LIABILITIES	256,931	305,533

SHAREHOLDERS' EQUITY
Common stock, no par value	526,419	519,244
Treasury stock, at cost	(301,071)	(248,664)
Retained earnings	601,913	613,529
Accumulated other comprehensive loss	(4,047)	(3,902)
TOTAL SHAREHOLDERS' EQUITY	$823,214	$880,207

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,080,145	$1,185,740

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	March 30, 2019	March 31, 2018	March 30, 2019	March 31, 2018
Net cash provided by operating activities	$27,334	$6,740	$83,335	$57,073
Net cash provided by/(used in) investing activities, continuing operations	138,962	(35,273)	73,689	(83,456)
Net cash used in financing activities, continuing operations	(25,176)	(20,850)	(59,092)	(24,241)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	275	(1,120)	257	(1,630)
Changes in cash, cash equivalents and restricted cash	141,395	(50,503)	98,189	(52,254)
Cash, cash equivalents and restricted cash, beginning of period	277,942	391,189	321,148	392,940
Cash, cash equivalents and restricted cash, end of period	$419,337	$340,686	$419,337	$340,686

Short-term investments	208,000	288,000	208,000	288,000
Total cash, cash equivalents, restricted cash and short-term investments	$627,337	$628,686	$627,337	$628,686

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(in thousands, except percentages)
(unaudited)

	Three months ended
	March 30, 2019	March 31, 2018	December 29, 2018
Net revenue	$115,908	$221,772	$157,208
U.S. GAAP (loss)/income from operations	(2,465)	38,436	14,555
U.S. GAAP operating margin	(2.1)%	17.3%	9.3%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,869	2,022	1,877
Restructuring	(643)	(7)	31
Non-GAAP (loss)/income from operations	$(1,239)	$40,451	$16,463
Non-GAAP operating margin	(1.1)%	18.2%	10.5%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Three months ended
	March 30, 2019	March 31, 2018	December 29, 2018
Net revenue	$115,908	$221,772	$157,208
U.S. GAAP net (loss)/income	(3,555)	36,313	7,517
U.S. GAAP net margin	(3.1)%	16.4%	4.8%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,869	2,022	1,877
Restructuring	(643)	(7)	31
Income tax expense- Tax Reform	2,499	—	7,712
Net income tax expense/(benefit) on non-GAAP items	28	(111)	(141)
Total non-GAAP adjustments	3,753	1,904	9,479
Non-GAAP net income	198	38,217	16,996
Non-GAAP net margin	0.2%	17.2%	10.8%

U.S. GAAP net (loss)/income per share:
Basic	(0.05)	0.52	0.11
Diluted(a)	(0.05)	0.51	0.11

Non-GAAP adjustments per share:(b)
Basic	0.05	0.03	0.14
Diluted	0.05	0.03	0.14

Non-GAAP net income per share:
Basic	$—	$0.54	$0.25
Diluted(c)	$—	$0.54	$0.25

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended March 30, 2019, 0.8 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

(b)
Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items.

(c)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.